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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                December 22, 2000

                         PAPA JOHN'S INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

 DELAWARE                                    61-1203323
 (State or other jurisdiction of             (I.R.S. Employer identification
 incorporation or organization)              number)


                           2002 PAPA JOHN'S BOULEVARD
                         LOUISVILLE, KENTUCKY 40299-2334
                    (Address of principal executive offices)

                                 (502) 261-7272
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On December 22, 2000, Papa John's International, Inc. announced that President and Vice Chairman Blaine Hurst will leave the company and its Board of Directors at the end of January 2001 to accept a position with software startup eMac Digital LLC. Papa John's Founder, Chairman and CEO John Schnatter will assume the duties of President until a successor is named.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 99.1 Press Release dated December 22, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PAPA JOHN'S INTERNATIONAL, INC.
                         -------------------------------
                                  (Registrant)

Date:    December 22, 2000            /s/ E. Drucilla Milby
                                      ---------------------
                                      E. Drucilla Milby
                                      Senior Vice President,
                                      Chief Financial Officer
                                      and Treasurer
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                                  EXHIBIT INDEX

EXHIBIT NO.

99.1     Press Release dated December 22, 2000